  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2019, the Board of Directors of New Age Beverages Corporation (the “Company”) approved the New Age Beverages Corporation 2019 Equity Incentive Plan (the “2019 Plan”), subject to shareholder approval.

The 2019 Plan will terminate on the tenth anniversary of the date of approval by the Board, unless earlier terminated by the Board, provided that, if the Company does not obtain the stockholder approval within one year from the date the 2019 Plan was approved by the Board, the 2019 Plan will be immediately unwound and any outstanding options granted thereunder prior to obtaining the requisite stockholder approval will be immediately cancelled.

The purposes of the 2019 Plan are to (a) enable the Company to attract and retain the types of employees, consultants and directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

The maximum number of shares of common stock that may be issued under the 2019 Plan will be 10,000,000. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2019 Plan and to preserve the value of awards.

The Board of Directors (or a Board committee appointed by the Board of Directors) administers the 2019 Plan. The Administrator of the 2019 Plan has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, restricted stock, or restricted stock units. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2019 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2019 Plan are conclusive and bind all parties, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

Participation in the 2019 Plan is limited to employees, non-employee directors, as well as consultants who are selected by the Administrator to receive an award.

The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2019 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

The 2019 Plan provides for awards of shares of restricted common stock. Awards of restricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. The 2019 Plan also provides for deferred grants (“deferred stock”) entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. Any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Internal Revenue Code of 1986, as it may be amended from time to time (the “Code”) will be construed to the maximum extent possible consistent with the requirements of Section 409A of the Code.

ISOs will not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. NSOs may, in the sole discretion of the Committee, be transferable to a Permitted Transferee (as defined under the 2019 Plan), upon written approval by the Committee to the extent provided in the award agreement. Shares delivered under the 2019 Plan may consist of either authorized but unissued or treasury shares, or shares reacquired by the Company in any manner.

In the event of a Change in Control (as defined under the 2019 Plan), unless otherwise provided in an award agreement, all outstanding options will become immediately exercisable with respect to 100% of the shares subject to such options, and/or the restricted period will expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units.

 The Administrator may at any time or times amend the 2019 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2019 Plan as to any future grants of awards, provided that, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws or regulations. The Administrator may not, however, alter the terms of an award so as to affect adversely any holder’s rights under any award without the holder’s consent.

The foregoing summary description of the 2019 Plan does not purport to be complete and is qualified in its entirety by reference to a copy thereof, which is incorporated herein by reference

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits.

Number
Description

10.1
New Age Beverages Corporation 2019 Equity Incentive Plan (Incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 5, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPORATION

Date: April 11, 2019	By:	/s/ Gregory A. Gould
Gregory A. Gould Chief Financial Officer